First National Community Bancorp, Inc.

FNCB

Simply a better bank.™

Annual Meeting of Shareholders

May 18, 2016

OTCQX

The Best Marketplace

Forward-Looking Statements

This communication contains "forward-looking statements," including statements contained in FNCB's filings with the Securities and Exchange Commission ("SEC"), in its reports to shareholders, and in other communications, which are made in good faith by us pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause FNCB's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in our markets; the effects of, and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services; the ability of FNCB to compete with other institutions for business; the composition and concentrations of FNCB's lending risk and the adequacy of our reserves to manage those risks; the valuation of FNCB's investment securities; the ability of FNCB to pay dividends or repurchase common shares; the ability of FNCB to retain key personnel; the impact of any pending or threatened litigation against FNCB; the marketability of shares of FNCB and fluctuations in the value of FNCB's share price; the effectiveness of FNCB's system of internal controls; the ability of FNCB to attract additional capital investment; the impact of changes in financial services' laws and regulations (including laws concerning capital adequacy, taxes, banking, securities and insurance); the impact of technological changes and security risks upon our information technology systems; changes in consumer spending and saving habits; the nature, extent, and timing of governmental actions and reforms, and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB's filings with the SEC.

The Company cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this report, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this report.

Welcome FNCB Shareholders





Steven R. Tokach

President & Chief Executive Officer

FNCB

Simply a better bank

Introduction of Meeting Secretary





Mary Griffin Cummings

General Counsel

FNCB
Simply a better bank.

Annual Meeting Proposals

2016 Annual Meeting Proposals	The Board recommends that you vote:
1. To elect three (3) directors to the Board of Directors for terms expiring in 2019 and until their successors are elected Nominees for Class C Directors - Term Expires 2019	
Joseph Coccia	FOR
Dominick L. DeNaples	FOR
John P. Moses, Esquire	FOR
2. To approve the compensation of the Company's named executive officers (referred to as the Company's 2016 say-on-pay proposal)	FOR
3. To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company's independent registered public accounting firm for the year ended December 31, 2016	FOR

FNCB
Simply a better bank.


FIRST NATIONAL BANK

First National Community Bancorp, Inc.
Management Presentation
May 18, 2016

Steven R. Tokach, President & CEO

FNCB
Simply a better bank.

Significant Achievements

- Satisfaction of all regulatory enforcement actions
- Subordinated debt payments and interest rate modification
- Deferred tax asset ("DTA") recognition at December 31, 2015
- Record net income in 2015
- Payment of all deferred interest on Company debt
- Payment of shareholder dividend
- Strong capital levels


Regulatory


Debt


DEFERRED TAX


PROFIT


DIVIDENDS


C A P I T A L

FNCB
Simply a better bank.

Financial Review





James M. Bone, Jr. CPA
Executive Vice President & Chief Financial Officer

FNCB
Simply a better bank.

Profitability Review



Net Income
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
(in thousands)
$6,382
$13,420
$35,840
2013
2014
2015



FNCB
Simply a better bank

- 2015 net income of $35.8 million increased 167.1% over 2014
- $27.8 million income tax benefit
- Highest profitability recorded in Company's 105-year history
- Growth in core profitability

Net Loan Growth



Net Loans
(in thousands)
$740,000
$720,000
$700,000
$680,000
$660,000
$640,000
$620,000
$600,000
$580,000
$560,000
$629,880
$658,747
$724,926
2013
2014
2015

- $66.2 million or 10.0% net loan growth in 2015
- 3.3% growth in net interest income in 2015



GROWTH

FNCB
Simply a better bank

Positive Trends in Financial Performance Metrics



Earnings Per Share - Basic
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$0.39
$0.81
$2.17
2013
2014
2015
ROAA (%)
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.67%
1.38%
3.57%
2013
2014
2015
Efficiency Ratio (Bank)
90.00%
88.00%
86.00%
84.00%
82.00%
80.00%
78.00%
76.00%
74.00%
87.46%
84.71%
79.67%
2013
2014
2015
ROAE (%)
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
18.65%
29.50%
68.24%
2013
2014
2015

FNCB

Simply a better bank

Asset Quality Continues to Improve


Non-Performing Loans
(in thousands)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$6,375
$5,522
$3,788
2013
2014
2015


Non-Performing Loans / Total Loans (%)
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.99%
0.82%
0.52%
2013
2014
2015


QUALiTY


Total Delinquencies / Total Loans (%)
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.54%
1.21%
0.84%
2013
2014
2015

First Quarter 2016 Financial Results (unaudited)

(dollars in thousands, except share data)	Three Months Ended March 31, 2016	Three Months Ended March 31, 2015	$ Variance
Net interest income	$ 7,538	$ 6,282	$ 1,256
Provision (credit) for loan losses	696	(494)	1,190
Noninterest income (excluding security gains)	1,228	1,195	33
Security gains	103	2,224	(2,121)
Noninterest expense	6,804	6,782	22
Net income before taxes	1,369	3,413	(2,044)
Tax provision (benefit)	226	(62)	288
Net income after taxes	$ 1,143	$ 3,475	$ (2,332)
Earnings per diluted share	$ 0.07	$ 0.21	$ (0.14)


2016

- **Net interest income grew 20%**
- **Reserves for loan losses increased**
- **Non-interest expense is flat year over year**
- **Declaration and payment of dividends**
- **Dividend annualized yield is 1.31% based on March 31, 2016 stock price**

FNCB
Simply a better bank

First Quarter 2016 Financial Position (unaudited)

(in thousands)	March 31, 2016	December 31, 2015	December 31, 2014
Assets:			
Cash & cash equivalents	$ 18,214	$ 21,083	$ 35,667
Investments	267,455	260,117	221,792
Net loans	719,978	725,609	659,350
Other assets	79,368	83,809	53,220
Total assets	$ 1,085,015	$ 1,090,618	$ 970,029
Liabilities:			
Deposits	$ 883,125	$ 821,546	$ 795,336
Borrowed funds	98,821	160,112	96,504
Other liabilities	11,028	22,782	26,791
Total liabilities	992,974	1,004,440	918,631
Equity	92,041	86,178	51,398
Total liabilities & equity	$ 1,085,015	$ 1,090,618	$ 970,029



Over the last 15 months:

- **Balance sheet growth of $115.0 million**
- **Income earning asset growth of $106.3 million**
- **Deposit growth of $87.8 million**
- **Equity growth of $40.6 million**
- **Book value grew 6.3% in first quarter 2016**

FNCB
Simply a better bank

Shareholder Value



SHAREHOLDER VALUE
EVENUE
REVENUE SOURCES

- Book value per share increased 53% in 2014
- Book value per share increased 67% in 2015
- Dividend restored on March 15, 2016



Book Value Per Share
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$2.04
$3.12
$5.22
2013
2014
2015

FNCB
Simply a better bank

Looking Forward:
Well Positioned for the Next Step





Jerry A. Champi

Chief Operating Officer

FNCB

Simply a better bank.

Strategic Direction


Vision AV
Future ST



- **Solid and stable asset quality metrics**
- **Enhanced core profitability**
- **Increase market share and wallet share**
- **Fee income growth**

FNCB
Simply a better bank

Strategic Direction




The Future
NEXT EXIT

- **Customer centric focus**
- **Technology, efficiency and risk management**
- **State banking charter**
- **Succession planning**

Management Q&A

Thank you for attending the 2016 Annual Meeting of Shareholders


FNCB
Another project financed by FNCB